AMENDMENT AGREEMENT

     This AMENDMENT AGREEMENT ("Amendment") is made and entered into effective as of November 3, 2000 ("Effective Date"), by and among TELCORDIA TECHNOLOGIES, INC., a Delaware corporation ("Seller"), VALENCE TECHNOLOGY, INC., a Delaware corporation ("Parent") VALENCE TECHNOLOGY (NEVADA), INC., a Nevada corporation ("US Purchaser"), and VALENCE TECHNOLOGY INTERNATIONAL INC., a Cayman Islands company ("Foreign Purchaser") (hereinafter, US Purchaser and Foreign Purchaser are individually referred to herein as a "Purchaser" and collectively referred to as the "Purchasers").

                                    RECITALS

     The parties hereto entered into a Purchase Agreement dated effective as of November 3, 2000 pursuant to which the Purchasers bought from Seller certain assets relating to Seller's 1ithium and sodium ion polymer battery technology (the "Purchase Agreement").

     The parties entered into a License Back Agreement dated effective as of November 3, 2000 pursuant to which the Purchasers licensed certain intellectual property rights to Seller (the "License Back Agreement").

     The parties now wish to amend certain errors contained in the Purchase Agreement and License Back Agreement in order to have the wording of such agreements reflect the parties' intent.

                                    AGREEMENT

     NOW THEREFORE, the parties hereto hereby agree as follows:

1.   AMENDMENTS TO THE PURCHASE AGREEMENT.

     1.1 The name of Foreign Purchaser in the Purchase Agreement is hereby amended effective as of the Effective Date to "Valence Technology International Inc." wherever it appears in the Purchase Agreement.

     1.2 Section 5.5 of the Purchase Agreement is hereby amended effective as of the Effective Date by striking the sentence that begins "in connection with the foregoing . . ." and replacing it with the following sentence:

          in connection with the foregoing, the Purchasers shall pay Seller's standard consulting rates not to exceed $350 per hour; provided, however that Seller shall obtain the written authorization of a Purchaser before undertaking consulting services in excess of sixteen
          (16) hours per request for assistance or series of related requests for assistance.

     1.3 The parties agree that Section 12.14 of the Purchase Agreement shall not be construed to prohibit the assignment of assets purchased under the Purchase Agreement, nor the assignment or delegation of the Assumed Contracts.

     1.4 The name "Valence Technology Cayman Islands Limited" in the signature block of the Purchase Agreement is hereby amended effective as of the Effective Date to "Va1ence Technology International Inc."

     1.5 The parties agree that Schedule 2.2(e) attached hereto shall be deemed part of the Purchase Agreement effective as of the Effective Date.

2.   AMENDMENTS TO THE LICENSE BACK AGREEMENT.

     2.1 The name of Foreign Licensor in the License Back Agreement is hereby amended effective as of the Effective Date to "Valence Technology International, Inc." wherever it appears in the License Back Agreement.

     2.2 The name "Valence Cayman Islands Limited" in the signature block of the License Back Agreement is hereby amended effective as of the Effective Date to "Valence Technology International Inc."

3.   GENERAL.

     Capitalized terms not defined in this Amendment shall have the meanings set forth in the Purchase Agreement. This Amendment shall be construed in accordance with and governed by the initial law of the State of Delaware (without reference to its rules as to conflicts of law). This Amendment may be signed in counterparts, all of which together shall be construed as the same agreement.

     This Amendment Agreement shall not be deemed to modify or amend any provision of the Purchase Agreement or the License Back Agreement except as expressly provided for herein and the Purchase Agreement and the License Back Agreement shall remain in full force and effect (as amended) from and after the date hereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed effective as of the Effective Date.



SELLER:                                    PARENT:

TELCORDIA TECHNOLOGIES, INC.               VALENCE TECHNOLOGY, INC.

By: /S/ WARD REED                          By: /S/ JAY L.KING
   ----------------------------               ---------------------------------
Name:   WARD REED                          Name:   JAY L. KING
     --------------------------                 -------------------------------
Title:  CORP. VP & CFO                     Title:  VICE PRESIDENT, TREASURER
      -------------------------                    & CHIEF FINANCIAL OFFICER
                                                 ------------------------------



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


THE PURCHASERS:

VALENCE TECHNOLOGY (NEVADA), INC.              VALENCE TECHNOLOGY INTERNATIONAL
                                               INC.

By: /S/ JAY L. KING                            By: /S/ JAY L. KING
   -------------------------------                -----------------------------
Name:  JAY L. KING                             Name:  JAY L. KING
     -----------------------------                  ---------------------------
Title: VP & CFO & TREASURER                    Title:  DIRECTOR
      ----------------------------                   --------------------------